UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2014

Commercial Vehicle Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 614-289-5360

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2014, the Board of Directors of Commercial Vehicle Group, Inc. (the “Company”) appointed Stacie Fleming as Vice President, Controller and Chief Accounting Officer of the Company effective immediately. Effective May 15, 2014, Ms. Fleming will be the Company’s principal accounting officer, replacing C. Timothy Trenary in that designation. Mr. Trenary will continue in his role as Executive Vice President and Chief Financial Officer of the Company.

Ms. Fleming, age 35, previously served as Vice President and Controller of the Company from December 2013 to May 2014, and as Director of technical accounting of the Company from May 2012 to December 2013. Prior to joining the Company, Ms. Fleming was a financial reporting manager at Limited Stores, LLC, from July 2008 to April 2012. Ms. Fleming also was with the accounting firm of KPMG LLP, in various roles including as an audit manager, from September 2002 to June 2008.

Ms. Fleming will receive an annual base salary of $180,000. Ms. Fleming will be eligible to participate in the Company’s annual bonus plan based on a target bonus opportunity of 25% of Ms. Fleming’s base salary. Ms. Fleming will be eligible to receive equity and other long-term incentive awards under any applicable plan adopted by the Company during her employment. Ms. Fleming will also be eligible to receive an additional cash-based performance award under the Company’s long-term incentive plan. Ms. Fleming will be entitled to participate in any employee benefit plan that the Company has adopted or may adopt for the benefit of its employees generally, subject to satisfying applicable eligibility requirements, including the Company’s deferred compensation plan.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the Company’s stockholders at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 15, 2014. The proposals below are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 11, 2014. The number of shares of common stock entitled to vote at the Annual Meeting was 29,717,553 shares, representing the number of the Company’s shares outstanding as of the record date, or March 26, 2014.

a.	The following directors were elected for terms expiring at the Company’s Annual Meeting in 2017:

Name	Votes For	Votes Withheld	Broker Non-Votes
David R. Bovee	21,341,215	451,092	3,313,087
Richard P. Lavin	21,416,286	376,021	3,313,087

b.	The Commercial Vehicle Group, Inc. 2014 Equity Incentive Plan as disclosed in the Proxy Statement was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
21,430,855	340,176	21,276	3,313,087

c.	The non-binding advisory proposal to approve the compensation of the named executive officers as disclosed in the Proxy Statement was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,001,549	4,747,014	43,744	3,313,087

d.	The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2014 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,948,845	151,921	4,628	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 15, 2014	By:	/s/ Richard P. Lavin
Name: Richard P. Lavin
Title: President and Chief Executive Officer